UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2017

TrustCo Bank Corp NY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-10592	14-1630287
State of Other Jurisdiction or Incorporation	Commission File Number	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2017, TrustCo Bank Corp NY (the “Company” or “TrustCo”) announced that Robert T. Cushing, TrustCo’s Executive Vice President and Chief Operation Officer, will retire from the Company and its subsidiaries, including Trustco Bank, effective December 22, 2017.

As part of Mr. Cushing’s retirement, on November 21, 2017, the Board of Directors of the Company approved entering into a Consulting Agreement (the “Consulting Agreement”) with Mr. Cushing. Under the Consulting Agreement, after the effective date of his retirement, Mr. Cushing will render consulting services and advice to TrustCo and its affiliates on an as-needed basis. TrustCo will pay Mr. Cushing an hourly fee of $400 per hour for each hour of services rendered by Mr. Cushing which will not exceed sixteen hours per two-week pay period. TrustCo will provide Mr. Cushing in-kind benefits consisting of office facilities, a personal secretary, use of a vehicle, club memberships and financial planning services.

The term of Mr. Cushing’s engagement under the Consulting Agreement will commence on December 22, 2017 and will continue through December 31, 2022, unless sooner terminated. TrustCo may terminate the Consulting Agreement upon 30 days’ prior written notice to Mr. Cushing and Mr. Cushing may terminate the Consulting Agreement upon 30 days’ prior written notice to TrustCo. The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the text of the Consulting Agreement, which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement, executed November 21, 2017 between TrustCo Bank Corp NY and Robert T. Cushing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTCO BANK CORP NY

By:	/s/ Michael M. Ozimek
Name:	Michael M. Ozimek
Title:	Senior Vice President and Chief Financial Officer

Date: November 21, 2017

Exhibits Index

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement, executed November 21, 2017 between TrustCo Bank Corp NY and Robert T. Cushing